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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 16, 1997
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                         COUNTRY STAR RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                      33-67526-A              62-1536550
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(State or other              (Commission            (IRS Employer
jurisdiction of              File Number)         Identification No.)
formation)

11150 Santa Monica Boulevard, Suite 650, Los Angeles, CA           90025
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (310) 268-2200
                                                   ----------------------------


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          (Former name or former address, if changes since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

                  On January 16, 1997, the Registrant engaged the services of Deloitte & Touche, LLP ("Deloitte") to serve as the Registrant's independent auditor. As previously disclosed in its Current Report on Form 8-K dated November 14, 1996, the Registrant's prior auditors were BDO Seidman, LLP, whose services were terminated by the Registrant effective November 12, 1996.


















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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                      COUNTRY STAR RESTAURANTS, INC.



                                      By: /s/ Peter R. Feinstein
                                          ---------------------------------
                                          Peter R. Feinstein, President
                                          and Chief Financial Officer


Dated: January 16, 1997






























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